Q4 2022 INVESTOR PRESENTATION

NYSE: PFS Forward Looking Statements Certain statements contained herein are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements may be identified by reference to a future period or periods, or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “estimate,” "project," "intend," “anticipate,” “continue,” or similar terms or variations on those terms, or the negative of those terms. Forward-looking statements are subject to numerous risks and uncertainties, including, but not limited to, those set forth in Item 1A of the Company's Annual Report on Form 10-K, as supplemented by its Quarterly Reports on Form 10-Q, and those related to the economic environment, particularly in the market areas in which the Company operates, competitive products and pricing, fiscal and monetary policies of the U.S. Government, changes in accounting policies and practices that may be adopted by the regulatory agencies and the accounting standards setters, changes in government regulations affecting financial institutions, including regulatory fees and capital requirements, changes in prevailing interest rates, acquisitions and the integration of acquired businesses, credit risk management, asset-liability management, the financial and securities markets, the availability of and costs associated with sources of liquidity, the ability to complete, or any delays in completing, the pending merger between the Company and Lakeland Bancorp, Inc.; any failure to realize the anticipated benefits of the transaction when expected or at all; certain restrictions during the pendency of the transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events, diversion of management’s attention from ongoing business operations and opportunities; and potential adverse reactions or changes to business or employee relationships, including those resulting from the completion of the merger and integration of the companies. In addition, the effects of the COVID-19 pandemic continue to have an uncertain impact on the Company, its customers and the communities it serves. Given its ongoing and dynamic nature, including potential variants, it is difficult to predict the continuing impact of the pandemic on the Company's business, financial condition or results of operations. The extent of such impact will depend on future developments, which remain highly uncertain, including when the pandemic will be controlled and abated, and the extent to which the economy can remain open. The Company cautions readers not to place undue reliance on any such forward-looking statements which speak only as of the date they are made. The Company advises readers that the factors listed above could affect the Company's financial performance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. The Company does not assume any duty, and does not undertake, to update any forward-looking statements to reflect events or circumstances after the date of this statement. 2

NYSE: PFS Corporate Profile (At or for the Quarter Ended 12/31/22) 3 Bank founded: 1839 Stock symbol: PFS (NYSE) Branches: 95 serving northern and central New Jersey, eastern Pennsylvania, Nassau and Queens County, NY Market capitalization: $1.8 Billion as of 2/5/23 Balance sheet: $13.8 Billion in Total Assets $10.2 Billion in Net Loans $10.6 Billion in Total Deposits Strong core funding: 67 bps cost of deposits Efficient operator: 1.79%: Annualized adjusted non- interest expenses / average assets(1) 46.88%: Efficiency Ratio(1) Wealth management business: Beacon Trust Company $3.5 Billion AUM Insurance business: Provident Protection Plus, Inc. 2022 revenues ~ $11.8 Million (1) See Appendix for a reconciliation of GAAP and non-GAAP financial measures.

NYSE: PFS Acquired Tirschwell & Loewy, Inc. AUM: $822M Acquired The MDE Group AUM: $1.3B Acquired Team Capital Bank Assets: $964M Acquired First Sentinel Bancorp Assets: $2.6B Acquired First Morris Bank & Trust Assets: $554M Acquired Beacon Trust Company AUM: $1.5B IPO NYSE PFS 1839 Founded 2003 2004 2007 2011 2014 2015 2019 2020 2022 Successful & Disciplined Acquirer Acquired SB One Bancorp Assets: $2.2B 4 Announced Pending Merger with Lakeland Bancorp, Inc. Assets: $10.5B

NYSE: PFS POPULATION (as of February 2023 Estimates) NJ – 9,317,771 NY – 19,879,255 Queens – 2,340,201 Nassau – 1,393,596 PA – 12,979,881 Bucks – 647,873 Lehigh – 378,463 Northampton – 315,255MEDIAN INCOME AND NATIONAL RANK  NJ - $95,596 – 4th nationwide  PA - $70,856 – 27th nationwide  NY - $80,716 – 15th nationwide Source: S&P Global MI (Median income and national rank as 1/2023; Population data as of 02/2023)  Densely populated, lucrative markets  Highly educated, wealthy population  Diverse economy proximate to New York City and Philadelphia metro areas Strong Presence in Attractive Markets 5

NYSE: PFS Average client tenure Business  < 1 year 22%  1 – 2 years 8%  3 – 5 years 20%  6 – 9 years 19%  10+ years 32% Consumer  < 1 year 12%  1 – 2 years 5%  3 – 5 years 14%  6 – 9 years 14%  10+ years 56% Provident’s NJ deposit share ranks 2nd amongst NJ-based financial institutions* Businesses in market (excluding franchises) **  NJ (14 counties where Provident has branches) has 344,371 businesses  PA (3 counties where Provident has branches) has 48,059 businesses  NY (2 counties where Provident has branches) has 121,488 businesses Households Services per Household Business 24,446 1.76 Consumer 133,167 2.58 Source: *FDIC: 6/30/22 **S&P Global MI as of 02/2023 Household Profile Strong Presence in Attractive Markets 6

NYSE: PFS ROAA CORE PTPP ROAA(1) (1) See Appendix for a reconciliation of GAAP and non-GAAP financial measures. Proven Consistent Performance 7 1.15% 0.86% 1.26% 1.29% 1.08% 1.30% 1.16% 1.26% 1.42% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 20 19 20 20 20 21 20 22 Q 4 20 21 Q 1 20 22 Q 2 20 22 Q 3 20 22 Q 4 20 22 ROAA 1.63% 1.47% 1.53% 1.83% 1.50% 1.49% 1.65% 2.12% 2.03% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 20 19 20 20 20 21 20 22 Q 4 20 21 Q 1 20 22 Q 2 20 22 Q 3 20 22 Q 4 20 22 Core PTPP ROAA (Annualized Core PTPP earnings/average assets)

NYSE: PFS ROAE ROATE(1) (1) See Appendix for a reconciliation of GAAP and non-GAAP financial measures. Proven Consistent Performance 8 8.07% 6.49% 10.03% 10.86% 8.74% 10.57% 9.83% 10.68% 12.37% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 20 19 20 20 20 21 20 22 Q 4 20 21 Q 1 20 22 Q 2 20 22 Q 3 20 22 Q 4 20 22 ROAE (Annualized net income/average stockholders' equity) 11.71% 9.28% 13.89% 15.20% 12.04% 14.58% 13.82% 14.96% 17.51% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% 20.00% 20 19 20 20 20 21 20 22 Q 4 20 21 Q 1 20 22 Q 2 20 22 Q 3 20 22 Q 4 20 22 ROATE (Annualized net income/average tangible stockholders' equity)

3.0% 3.5% 3.7% 5.1% 4.0% 4.5% Dividend yield $0.20 $0.21 $0.23 $0.23 $0.24 $0.24 Regular quarterly cash dividend per share (1) 10.05% CAGR 2.76% CAGR +20% 5-year TSR 15.96% (As of 2/10/23) 9 Historically Strong Track Record of Returns Note: See Appendix for a reconciliation of GAAP and non-GAAP financial measures. (1) Does not include special cash dividends of $0.15 in 2017 and $0.20 in 2019. Increased regular quarterly cash dividend to $0.24 in Q4 2021 DECEMBER : $1.45 $1.82 $1.74 $1.39 $2.19 $2.35 2017 2018 2019 2020 2021 2022 Diluted Earnings per share $13.20 $14.18 $14.85 $14.86 $16.02 $15.12 Tangible book value per share (Tangible stockholders' equity/shares outstanding)

NYSE: PFS Stable Core Funding Base – Q4 2022 $ in thousands ($) Balance Total Average Deposits 10,807,745 Average Branch Size 113,766 Cost of Interest Bearing Deposits: 0.90% Total Cost of Deposits: 0.67% AVERAGE DEPOSIT COMPOSITION AVERAGE DEPOSIT COMPOSITION 10 Savings deposits 14% Money market accounts 23% NOW accounts 31% Non-interest bearing deposits 25% Certificates of deposit 7% Muni 18% Commercial Deposits 29% Retail Deposits 53%

NYSE: PFS Diversified Loan Portfolio As of 12/31/22 Total Gross Loans $10.26 billion Q4 2022 Average Net Loan Yield 4.82% 11 Residential Mortgage Loans 11% Commercial Mortgage 42%Multi-family Loans 15% Commercial Construction Loans 7% Commercial Loans 22% Consumer Loans 3%

Strong Credit Metrics 12 0.76% 1.03% 0.84% 0.86% 0.79% 0.79% 0.88% 0.86%Total allowance to total loans 0.58% 0.93% 0.59% 0.59% 0.55% 0.50% 0.61% 0.59% Non performing assets to Loans +REO 0.55% 0.89% 0.50% 0.57% 0.46% 0.40% 0.59% 0.57%Total non-performing loans to total loans 0.44% 0.71% 0.41% 0.44% 0.39% 0.36% 0.45% 0.44% Total non-performing assets as a percentage of total assets 0.18% 0.06% (0.04%) 0.01% (0.08%) 0.01% (0.05%) 0.16%Net Charge off ratio Q3 2220202019 2021 Q1 22 Q2 222022 Q4 22

NYSE: PFS Non-Performing Assets $ in thousands Strong Credit Metrics 13 2019 2020 2021 2022 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Residential $8,543 $9,315 $6,072 $1,928 $5,396 $3,401 $3,120 $1,928 Commercial 5,270 31,982 16,887 28,212 19,533 18,627 35,352 28,212 Multi-family 0 0 439 1,565 2,053 2,040 1,583 1,565 Construction 0 1,392 2,365 1,878 2,366 3,466 1,878 1,878 Commercial loans 25,160 42,118 20,582 24,188 13,793 11,950 17,181 24,188 Consumer loans 1,221 2,283 1,682 738 1,171 964 387 738 Total non-performing loans $40,194 $87,090 $48,027 $58,509 $44,312 $40,448 $59,501 $58,509 Foreclosed assets 2,715 4,475 8,731 2,124 8,578 9,076 2,053 2,124 Total non-performing assets $42,909 $91,565 $56,758 $60,633 $52,890 $49,524 $61,554 $60,633

NYSE: PFS Emphasis on Fee Income Non-Interest Income $ in thousands 14 $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 2019 2020 2021 2022 Q1 22 Q2 22 Q3 22 Q4 22 Other income Net gain on securities transactions Bank-owned life insurance Insurance agency income Wealth management income Fees (1) Durbin Act negative impact starting July 1, 2021 of approximately $1.2 million per quarter and includes incremental revenue as a result of acquisition of SB One. (2) Other income for the quarter ended September 30, 2022 included an $8.6 million gain realized on the sale of a foreclosed commercial office property. (2) 1 22 Fees $28,321 $23,847 $29,967 $28,128 $6,889 $7,424 $7,203 $6,612 Wealth management income 22,503 25,733 30,756 27,870 7,466 7,024 6,785 6,596 Insurance agency income 0 3,513 10,216 11,440 3,420 2,850 2,865 2,305 Bank-owned life insurance 6,297 6,491 7,930 5,988 1,179 1,563 1,237 2,010 Net gain on securities transactions 72 81 255 181 16 141 -3 27 Other income 6,601 12,766 7,685 14,182 1,178 1,930 10,358 716 Total non-interest income $63,794 $72,431 $86,809 $87,789 $20,148 $20,932 $28,445 $18,266

NYSE: PFS * Represents interest on lines of credit to Beacon clients, whose investment accounts are pledged as collateral. 2% 88% 8% 3% Focus on Wealth Management Business 2022 Revenue Advisory $ 25,058,706 Trust & Estate 2,203,645 Tax 607,890 Private Banking 746,109 * Total $ 28,616,350 15 $3.5 Billion AUM For 1,031 family relationships

NYSE: PFS AVERAGE CLIENT SIZE $3,354,000 As of December 31, 2022, based on AUM of $3.5B for 1,031 family relationships AVERAGE FEE 71 bps EBITDA & NET INCOME EBITDA (YTD December 31, 2022) $ 11,246,000 Net Income (YTD December 31, 2022) $ 7,367,000 CROSSOVER PROVIDENT/BEACON (HOW MANY PROVIDENT CUSTOMERS ARE BEACON CLIENTS) 122 Provident Bank households are also Beacon clients Focus on Wealth Management Business 16

NYSE: PFS • Provident acquired SB One Insurance Agency as part of the July 31, 2020 merger with SB One Bancorp. • In July of 2022 SB One Insurance Agency was rebranded as Provident Protection Plus, Inc. • Provident Protection Plus, Inc. provides insurance agency services including business, personal and employee benefits insurance products. • The insurance agency’s primary source of revenue is commission income earned from the sale of business and personal property and casualty insurance coverage for its customers with various insurance underwriters. • The insurance agency places property and casualty, life and health, and other coverage with about 25 different insurance carriers licensed in 37 states. Provident Protection Plus, Inc. 17 $1,413 $1,995 $2,281 $2,402 $2,903 $3,595 $380 $1,569 $775 $778 $473 2017 2018 2019 2020 2021 2022 Q4 2021 Q1 2022 Q1 2022 Q3 2022 Q4 2022 Insurance Services Income Before Tax ($ in thousands) 5-year CAGR 20.53%

APPENDIX

Reconciliation of GAAP to Non-GAAP Financial Measures

($ in thousand, except per share data)	2019	2020	2021	2022	Q4 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022
Core PTPP ROAA:									
Net Income	$ 112,633	$ 96,951	$ 167,921	$ 175,648	$ 37,303	$ 43,962	$ 39,228	$ 43,421	$ 49,034
Add: provision for credit losses	13,100	29,719	(24,339)	8,388	397	(6,405)	2,996	8,413	3,384
Add: provision for credit losses for off-balance sheet credit exposure	-	1,814	1,515	(3,384)	(640)	(2,390)	(973)	1,575	(1,596)
Add: income tax expense	34,455	30,603	59,197	64,458	14,780	15,231	14,337	16,657	18,234
Add: merger related charges		6,310	-	4,128	-	-	-	2,886	1,242
Add: COVID-19 related costs		1,387	-	-	-	-	-	-	-
Core PTPP earnings	$ 160,188	$ 166,784	$ 204,294	$ 249,238	$ 51,840	$ 50,398	$ 55,588	$ 72,952	$ 70,298
Avg Diluted Shares outstanding	$64,734,591	$69,625,958	$76,560,840	$74,782,370	$76,226,747	$75,914,079	$74,400,788	$74,393,380	$74,443,511
Core PTPP Earnings per Share	$ 2.47	$ 2.40	$ 2.67	$ 3.33	$ 0.68	$ 0.66	$ 0.75	$ 0.98	$ 0.94
Annualized Core PTPP earnings	$ 160,188	$ 166,784	$ 204,294	$ 249,238	$ 205,670	$ 204,392	$ 222,963	$ 289,429	$ 278,900
Average assets	$ 9,820,832	$11,337,140	$13,338,911	$13,642,849	$13,715,235	$13,693,429	$13,541,209	$13,622,564	$13,714,201
Core PTPP ROAA (Annualized Core PTPP earnings/average assets)	**1.63%**	**1.47%**	**1.53%**	**1.83%**	**1.50%**	**1.49%**	**1.65%**	**2.12%**	**2.03%**

	2019	2020	2021	2022	Q4 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022
ROATE:									
Net income	$ 112,633	$ 96,951	$ 167,921	$ 175,648	$ 37,303	$ 43,962	$ 39,228	$ 43,421	$ 49,034
Annualized net income	$ 112,633	$ 96,951	$ 167,921	$ 175,648	$ 147,996	$ 178,290	$ 157,343	$ 172,268	$ 194,537
Average stockholders' equity	$ 1,394,859	$ 1,494,563	$ 1,673,715	$ 1,618,090	$ 1,693,567	$ 1,686,324	$ 1,601,245	$ 1,613,522	$ 1,572,572
Less: average intangible assets	433,189	449,711	465,214	462,620	464,740	463,890	463,039	462,180	461,402
Average tangible stockholders' equity	$ 961,670	$ 1,044,852	$ 1,208,501	$ 1,155,470	$ 1,228,827	$ 1,222,434	$ 1,138,206	$ 1,151,342	$ 1,111,170
ROATE (Annualized net income/average tangible stockholders' equity)	**11.71%**	**9.28%**	**13.89%**	**15.20%**	**12.04%**	**14.58%**	**13.82%**	**14.96%**	**17.51%**
Tangible book value per share:									
Stockholders' equity	$ 1,413,840	$ 1,619,797	$ 1,697,096	$ 1,597,703	$ 1,697,096	$ 1,621,131	$ 1,585,265	$ 1,550,985	$ 1,597,703
Less: intangible assets	437,019	466,212	464,183	460,892	464,183	463,325	462,451	461,673	460,892
Tangible stockholders' equity	$ 976,821	$ 1,153,585	$ 1,232,913	$ 1,136,811	$ 1,232,913	$ 1,157,806	$ 1,122,814	$ 1,089,312	$ 1,136,811
Shares outstanding	65,787,900	77,611,107	76,969,999	75,169,196	76,969,999	75,881,889	75,163,718	75,162,357	75,169,196
Tangible book value per share (Tangible stockholders' equity/shares outstanding)	**$ 14.85**	**$ 14.86**	**$ 16.02**	**$ 15.12**	**$ 16.02**	**$ 15.26**	**$ 14.94**	**$ 14.49**	**$ 15.12**

Note: The Company has presented the following non-GAAP (Generally Accepted Accounting Principles) financial measures because it believes that these measures provide useful and comparative information to assess trends in the Company's results of operations and financial condition. Presentation of these non-GAAP financial measures is consistent with how the Company evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Company's industry. Investors should recognize that the Company's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Company strongly encourages a review of its consolidated financial statements in their entirety.

Provident Financial Services, Inc.
19

NYSE: PFS Note: The Company has presented the following non-GAAP (Generally Accepted Accounting Principles) financial measures because it believes that these measures provide useful and comparative information to assess trends in the Company’s results of operations and financial condition. Presentation of these non-GAAP financial measures is consistent with how the Company evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Company’s industry. Investors should recognize that the Company’s presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Company strongly encourages a review of its consolidated financial statements in their entirety. ($ in thousands, except per share data) Reconciliation of GAAP to Non-GAAP Financial Measures 20 Annualized Adjusted Non-Interest Expense to Average Assets Three Months Ended Dec-22 Reported non-interest expense 61,674$ Adjustments to non-interest expense: Credit loss expense for off-balance sheet credit exposures (1,596) Merger-related transaction costs and COVID-19 expenses 1,242 Adjusted non-interest expense 62,028$ Annualized adjusted non-interest expense 246,089$ Average assets 13,714,201 Annualized adjusted non-interest expense/average assets 1.79% Efficiency Ratio Calculation Three Months Ended Dec-22 Net Interest income 114,060$ Non-interest income 18,266 Total income 132,326$ Adjusted non-interest expense 62,028$ Efficiency ratio (adjusted non-interest expense/income) 46.88%

NYSE: PFS C & I – (Includes owner occupied) Loans by NAICS Sector – 12/31/22 21 NAIC Sector Loan Count Exposure ($) Balance ($) Real Estate and Rental and Leasing 704 705,568,170 488,813,297 Construction 410 423,255,209 184,684,817 Health Care and Social Assistance 379 358,610,023 275,048,656 Manufacturing 213 340,445,666 234,268,559 Other Services (except Public Administration) 211 135,002,427 96,346,409 Professional, Scientific, and Technical Services 207 121,873,725 56,397,171 Wholesale Trade 191 287,484,610 211,676,385 Retail Trade 164 133,033,482 109,013,123 Administrative and Support and Waste Management and Remediation Services 152 79,920,754 55,420,756 Transportation and Warehousing 133 85,237,225 63,198,356 Accommodation and Food Services 123 98,408,594 86,122,236 Arts, Entertainment, and Recreation 76 111,724,293 96,283,087 Educational Services 66 105,025,054 90,211,908 Finance and Insurance 36 165,476,858 104,469,824 Public Administration 18 9,839,650 4,689,650 Information 14 18,847,039 12,850,035 Utilities 10 5,972,069 3,271,143 Agriculture, Forestry, Fishing and Hunting 9 25,312,586 22,649,234 Management of Companies and Enterprises 9 25,775,517 21,764,578 Mining, Quarrying, and Oil and Gas Extraction 3 930,658 488,958 Grand Total 3,128 3,237,743,606 2,217,668,181

NYSE: PFS Commercial Real Estate Loans by NAICS Sector – 12/31/22 22 NAIC Sector Loan Count Exposure ($) Balance ($) Real Estate and Rental and Leasing 2,170 4,852,236,151 4,753,211,960 Accommodation and Food Services 51 219,022,832 218,497,832 Other Services (except Public Administration) 38 30,405,080 29,965,753 Construction 36 102,008,273 96,195,803 Health Care and Social Assistance 23 38,755,443 38,519,443 Public Administration 22 794,162 794,162 Retail Trade 18 12,983,743 12,983,743 Professional, Scientific, and Technical Services 6 2,694,208 2,594,208 Transportation and Warehousing 6 21,359,662 19,567,943 Arts, Entertainment, and Recreation 5 9,269,308 9,269,308 Finance and Insurance 4 2,490,041 2,490,041 Manufacturing 4 3,731,585 3,731,585 Administrative and Support and Waste Management and Remediation Services 3 1,274,019 1,274,019 Management of Companies and Enterprises 3 2,708,712 2,708,712 Information 1 1,985,776 1,985,776 Grand Total 2,390 5,301,718,998 5,193,790,290

NYSE: PFS Construction Loans by NAICS Sector – 12/31/22 23 NAIC Sector Loan Count Exposure ($) Balance ($) Real Estate and Rental and Leasing 106 927,487,012 542,758,851 Construction 33 131,327,796 81,287,192 Health Care and Social Assistance 2 38,361,500 18,793,938 Retail Trade 2 16,925,203 16,817,324 Accommodation and Food Services 1 17,700,000 17,700,000 Arts, Entertainment, and Recreation 1 382,200 382,200 Transportation and Warehousing 1 6,400,000 5,396,711 Grand Total 146 1,138,583,711 683,136,217

NYSE: PFS As of 12/31/22 ($ in thousands) CRE Investment By Property Type 24 Prop Type Count $ Outstanding % Outstanding WARR Retail 516 1,651,880,750 28.29% 3.30 Multi-Family 488 1,519,546,317 26.02% 3.20 Industrial 275 1,074,460,624 18.40% 3.31 Office 277 527,702,917 9.04% 3.60 Mixed 335 398,860,429 6.82% 3.25 Special Use Property 70 218,983,929 3.75% 3.53 Hotel 33 214,635,404 3.68% 4.45 Residential 372 173,139,980 2.97% 3.44 Land 12 59,161,099 1.01% 4.77 Grand Total 2,378 5,838,371,449 99.98% 3.37

NYSE: PFS Guideline is 300% of Regulatory Capital CRE To Total Risk-Based Capital 25 452.4% 422.0% 440.8% 452.4% 448.8% 449.9% 457.3% 473.2% 456.4% 468.0% 471.6% 485.3% 499.6% 491.3% 490.9% 0.00% 100.00% 200.00% 300.00% 400.00% 500.00% 600.00% 12/31/17 12/31/18 12/31/19 03/31/20 06/30/20 09/30/20 12/31/20 03/31/21 06/30/21 09/30/21 12/31/21 03/31/22 06/30/22 09/30/22 12/31/22

NYSE: PFS Performance Ratios - Capital 26 10 .3 4 9. 30 9. 45 10 .0 0 9. 41 9. 59 9. 55 9. 45 9. 43 9. 62 9. 78 10 .0 0 12 .7 4 10 .4 6 11 .4 7 11 .3 6 10 .9 2 11 .5 2 11 .4 3 11 .4 7 11 .5 6 11 .0 5 10 .9 1 11 .3 612 .7 4 10 .5 8 11 .5 9 11 .4 7 11 .0 4 11 .6 5 11 .5 5 11 .5 9 11 .6 8 11 .1 6 11 .0 2 11 .4 7 13 .4 7 11 .9 4 12 .2 5 12 .1 5 11 .9 9 12 .3 2 12 .3 3 12 .2 5 12 .3 2 11 .7 7 11 .7 1 12 .1 5 2019 2020 2021 2022 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Tier 1 leverage capital Common equity Tier 1 risk-based capital Tier 1 risk-based capital Total risk-based capital

Q4 2022 INVESTOR PRESENTATION